--------------------------------------------------------------------------------
Chairman's Letter
--------------------------------------------------------------------------------


Dear Fellow Shareholders:

   The volatility of the stock market continued to increase dramatically in the last 6 months of 1999. While the major indexes were up again last year, market leadership was concentrated in just a few sectors, technology being the most visible. Value investing did not fare well in this climate.

     It is impossible to predict with certainty the direction the market will take in 2000. However, we believe those investors who take a long term view of their portfolios and can afford to remain invested through the inevitable up and down cycles will continue to be well rewarded in the equity market place. We appreciate your continued support, and we feel the changes made in the management of the Fund and in the investment objective will be positive moves.

                                                      Sincerely,


                                                      /s/ Rudolph C. Sander
                                                      ---------------------
                                                      Rudolph C. Sander

--------------------------------------------------------------------------------
President's Letter                                                 February 2000
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

   It is with great pleasure that I write to you as the new President of the Buttonwood Capital Appreciation Fund (formerly Addison Capital Shares) as well as a co-manager with Bill Woolbert of the Fund. Independence Capital Management
(ICMI), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, assumed responsibility for management of the Fund on December 31, 1999.

   With the change in managers it was appropriate to also change the name of the Fund. In today's marketplace it is difficult to find a distinctive, meaningful name that has not been taken. The Buttonwood name has an investment history that dates to the beginnings of investing in this country. The New York Stock Exchange traces its origins to an agreement between twenty-four brokers reached in 1792. This agreement was signed under the shade of a Buttonwood tree and is often referred to as the Buttonwood Agreement. We would like to think of the changes made in the Fund management and direction as a new beginning, one that will enjoy the success and life of the original Buttonwood Agreement.

   ICMI uses and investment style that concentrates on companies with consistent histories of earnings growth. We believe that stock performance is determined by earnings growth and that companies exhibiting earnings above expectations are likely to produce above average performance. We have found over time that the companies displaying the qualities of consistency and predictability that we value tend to be larger, well-established companies. We also believe in diversification. You will find our portfolios to have representation in all the major economic sectors of the market. Consistency of results is important to us and our diversification strategy is critical in achieving this goal.

   As you may appreciate, there are differences between our investment approach and that of the former manager. While there are many holdings that are consistent with our approach, many are not. We have made a number of changes already and will continue to take opportunities the market gives us to fully implement our strategy. In this process of change it is our goal to create a portfolio that will be competitive with other Growth & Income funds as well as with the popular averages.

   We also intend to be active in marketing the Fund. Our record of performance, investment personnel, and strategies are known through the Janney Montgomery Scott system as well as other distribution channels that may be interested in using the Fund. A larger Fund would make the transition process easier and eventually reduce per share costs to shareholders.

   Because the December 31, 1999 statement does not reflect many of the changes we have made since assuming control we have provided a list of new positions taken in the Fund. This list is meant to be reflective of the type of company we intend to use in the Fund, not an exhaustive list of actual purchases and sales. Additional changes will have been made since the writing of this letter.

           New Positions in the Buttonwood Fund
           ------------------------------------
           General Electric                    Merck
           Tyco International                  MBNA
           Home Depot                          IBM
           McGraw Hill                         Nokia
           Kimberly Clark                      Microsoft
           Procter & Gamble                    Motorola
           Amgen                               Texas Instruments
           Johnson & Johnson                   AT&T
           Medtronic                           Vodafone


   We have also begun to use convertible issues to help sustain the income level of the Fund, such as issues from CVS and Nextell. We will continue to look for attractive issues in this area.

   Some comment does need to be made about the extraordinary market returns of 1999. 1999 was the fifth consecutive year of 20% or better returns for the S&P
500. It was also the ninth consecutive year of positive returns for the index. The market, not just in 1999 but for most of the decade has been driven by the powerful combination of stable economic growth, falling inflation and interest rates, and consistently growing corporate profits. This has allowed for share prices to advance on both higher earnings and higher valuation. The principal beneficiaries of this trend have been companies able to produce consistently higher earnings results. 1999 diverged somewhat from the trend of the 1990's as interest rates actually rose from their year-end 1998 levels. This capped valuation generally for the market and placed pressure on earnings to generate returns. Those companies producing or expected to produce accelerating earnings tended to outperform, such as Technology. The year 2000 seems at the beginning to offer a similar environment to 1999. The U.S. economy is expected to continue to advance and corporate profits should be better than in 1999. Some concern has been expressed regarding the level of inflation and interest rates. This is critically important as higher inflation would begin to undermine the valuation of the market. We see little evidence of structural problems of inflation, and as a consequence believe the market can advance on earnings progress in 2000.

   We are very appreciative of the opportunity to manage the Buttonwood Capital Appreciation Fund and look forward to providing to you a top quality investment product.

                                          Sincerely,

                                          /s/ Richardson T. Merriman
                                          --------------------------
                                          Richardson T. Merriman

================================================================================

                          ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                         December 31, 1999 (Unaudited)

================================================================================


                                                          Number
                                                            of          Value
                                                          Shares      (Note A)
--------------------------------------------------------------------------------
COMMON STOCK - 98.5%
--------------------------------------------------------------------------------
Aerospace-- 3.0%
   Textron, Incorporated .............................     16,000    $1,227,000
                                                                     ----------
Automobiles & Related-- 2.6%
   General Motors Corporation ........................     15,000     1,090,312
                                                                     ----------
Banking-- 5.0%
   Chase Manhattan Corporation .......................     15,000     1,165,312
   First Union Corporation ...........................     28,000       918,750
                                                                     ----------
                                                                      2,084,062
                                                                     ----------
Capital Goods -- 3.2%
   Ingersoll Rand Corporation ........................     24,000     1,321,500
                                                                     ----------
Chemicals-- 3.2%
   Du Pont (E.I.) De Nemours
    and Company ......................................     20,000     1,317,500
                                                                     ----------
Computer Services-- 1.7%
   SunGard Data Systems,
    Incorporated** ...................................     30,000       712,500
                                                                     ----------
Computers-- 5.6%
   Compaq Computer, Incorporated .....................     40,200     1,087,912
                                                                     ----------
   Gateway 2000, Incorporated** ......................     17,000     1,225,062
                                                                     ----------
                                                                      2,312,974
                                                                     ----------
Conglomerates -- 1.4%
   Tyco International Ltd ............................     15,000       583,125
                                                                     ----------
Construction Materials-- 1.4%
   Vulcan Materials Company ..........................     14,640       584,685
                                                                     ----------
Consumer Products-- 1.2%
   Procter & Gamble Company ..........................      4,500       493,031
                                                                     ----------
Electronics-- 2.0%
   Intel Corporation .................................     10,000       823,125
                                                                     ----------
Finance-- 5.5%
   Citigroup, Incorporated ...........................     15,000       833,437
   Morgan Stanley Dean Witter
    & Company ........................................     10,000     1,427,500
                                                                     ----------
                                                                      2,260,937
                                                                     ----------
Forest Products -- 1.5%
   Champion International
    Corporation ......................................     10,000       619,375
                                                                     ----------

                                                          Number
                                                            of          Value
                                                          Shares      (Note A)
--------------------------------------------------------------------------------
Healthcare & Medical Equipment-- 1.2%
   Johnson & Johnson .................................      5,200      $484,250
                                                                     ----------
Home Furnishing/Housewares-- 2.6%
   Ethan Allen Interiors,
    Incorporated .....................................     34,000     1,090,125
                                                                     ----------
Insurance-- 10.3%
   Allstate Corporation ..............................     36,000       864,000
   American General Corporation ......................     16,000     1,214,000
   American International
    Group, Incorporated ..............................     11,061     1,195,971
   Reliastar Financial Corporation ...................     25,000       979,688
                                                                     ----------
                                                                      4,253,659
                                                                     ----------
International Oils-- 6.9%
   BP Amoco PLC ......................................     23,760     1,409,265
   Exxon Corporation .................................     18,000     1,450,125
                                                                     ----------
                                                                      2,859,390
                                                                     ----------
Machinery -- 3.0%
   Pentair, Incorporated .............................     32,000     1,232,000
                                                                     ----------
Natural Gas-- 3.2%
   Columbia Energy Group .............................     21,100     1,334,575
                                                                     ----------
Office Equipment-- 2.6%
   International Business Machines
    Corporation ......................................      4,500       486,000
   Xerox Corporation .................................     25,000       567,188
                                                                     ----------
                                                                      1,053,188
                                                                     ----------
Oil Equipment & Services-- 3.1%
   Halliburton Company ...............................     32,000     1,288,000
                                                                     ----------
Paper & Forest Products-- 2.9%
   Rayonier, Incorporated ............................     25,000     1,207,813
                                                                     ----------
Personal Services-- 1.2%
   Kimberly-Clark Corporation ........................      7,800       508,950
                                                                     ----------
Publishing-- 4.4%
   Knight Ridder, Incorporated .......................     22,000     1,309,000
   McGraw-Hill Cos, Incorporated .....................      8,000       493,000
                                                                     ----------
                                                                      1,802,000
                                                                     ----------
Retail Merchandising-- 6.4%
   BJ's Wholesale Club,
    Incorporated** ...................................     36,000     1,314,000
   Dayton Hudson Corporation .........................     18,000     1,321,875
                                                                     ----------
                                                                      2,635,875
                                                                     ----------

================================================================================

                          ADDISON CAPITAL SHARES, INC.
                       Schedule of Portfolio Investments
                                  June 30, 1999

================================================================================


                                                         Number
                                                           of          Value
                                                         Shares      (Note A)
--------------------------------------------------------------------------------
Retail Store-- 2.6%
   Ross Stores, Incorporation .......................     60,000     $1,076,250
                                                                     ----------
Technology-- 1.2%
   Motorola, Incorporated ...........................      3,500        515,375
                                                                     ----------
Telecommunications-- 2.3%
   Lucent Technologies,
    Incorporated ....................................      6,000        448,875
   MCI Worldcom, Incorporated** .....................      9,750        517,359
                                                                     ----------
                                                                        966,234
                                                                     ----------
Utilities-- Electric-- 2.3%
   Duke Energy Corporation ..........................     19,332        969,017
                                                                     ----------
Utilities-- Natural Gas-- 2.6%
   NICOR, Incorporated ..............................     32,886      1,068,795
                                                                     ----------
Utilities-- Telephone-- 2.4%
   GTE Corporation ..................................     14,000        987,875
                                                                     ----------
TOTAL COMMON STOCK
   (Cost $26,076,477)                                                40,763,497
                                                                     ----------
TEMPORARY INVESTMENTS - 3.0%
   Temporary Investment Fund ........................    622,167       $622,167
   Temporary Investment
   Cash Fund ........................................    622,167        622,167
                                                                     ----------
TOTAL TEMPORARY INVESTMENTS
   (Cost $1,244,334)                                                 $1,244,334
                                                                     ----------

TOTAL INVESTMENTS
   (Cost $27,320,811*) ..............................      101.5%    42,007,831
                                                                     ----------
Liabilities in excess of
   Other Assets .....................................       (1.5%)     (638,502)
                                                           ------    ----------
Net Assets ..........................................      100.0%   $41,369,329
                                                           =====    ===========

================================================================================

* Aggregate cost for federal income tax purposes was $27,320,811. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

               Gross Appreciation .................   $14,783,397
               Gross Depreciation .................       (96,377)
                                                      -----------
               Net Appreciation ...................   $14,687,020
                                                      ===========


                       See Notes to Financial Statements

================================================================================
                       Statement of Assets and Liabilities
                          December 31, 1999 (unaudited)
================================================================================

ASSETS:
  Investments, at value (Cost $27,320,811).............................$42,007,831
  Receivables:
    Dividends..........................................................     52,023
    Interest...........................................................      3,625
    Fund shares sold...................................................         80
  Prepaid expense......................................................      3,348
                                                                       -----------


           Total Assets................................................ 42,066,907
                                                                       -----------


LIABILITIES:
  Payable:
    Fund shares repurchased............................................    612,319
  Accrued expenses.....................................................     85,259
                                                                       -----------


           Total Liabilities...........................................    697,578
                                                                       -----------


NET ASSETS ............................................................$41,369,329
                                                                       ===========

Shares Outstanding.....................................................  1,622,606
                                                                       ===========


NET ASSET VALUE PER SHARE ($41,369,329 / 1,622,606 shares).............     $25.50
                                                                       ===========

----------------------------------------------------------------------------------

Net Assets consist of:
  Paid-in capital......................................................$24,878,254
  Undistributed net investment income..................................     35,994
  Undistributed net realized gains.....................................  1,768,061
  Unrealized appreciation on investments............................... 14,687,020
                                                                       -----------
                                                                       $41,369,329
                                                                       ===========


                       See Notes to Financial Statements.

================================================================================
                             Statement of Operations
             For the Six Months Ended December 31, 1999 (unaudited)
================================================================================

INVESTMENT INCOME:
  Income:
    Dividends............................................................    $521,215
    Interest.............................................................      32,141
                                                                          -----------


      Total income.......................................................     553,356
                                                                          -----------


  Expenses:
    Investment advisory fees.............................................     192,959
    Distribution fees....................................................     102,912
    Shareholder servicing fees...........................................      64,320
    Administration fees..................................................      50,272
    Transfer agent fees..................................................      29,990
    Audit fees...........................................................      11,795
    Legal fees...........................................................      13,105
    Insurance............................................................       9,717
    Custodian fees.......................................................       8,627
    Printing.............................................................       8,838
    Directors' fees......................................................       9,007
    Federal and state registration fees..................................       8,480
    Franchise taxes......................................................       2,941
    Miscellaneous........................................................       4,418
                                                                          -----------

      Total expenses.....................................................     517,381
                                                                          -----------


        Net investment income............................................      35,975
                                                                          -----------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from security transactions.........................   3,373,126
    Decrease in unrealized appreciation on investments...................  (7,036,689)
                                                                          -----------


        Net realized and unrealized loss on investments..................  (3,663,563)
                                                                          -----------

Net decrease in net assets resulting from operations..................... ($3,627,588)
                                                                          ===========


                       See Notes to Financial Statements.

================================================================================
                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                               For the Six Months
                                                                     ended            For the Year
                                                                December 31, 1999       ended
                                                                    (Unaudited)      June 30, 1999
--------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
 Operations:
   Net investment income                                                 $35,975       $167,249
   Net realized gain from security transactions                        3,373,126      2,880,655
   Change in unrealized depreciation of investments                   (7,036,689)    (8,536,960)
                                                                     -----------     ----------
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations.                                                      (3,627,588)    (5,489,056)
                                                                     -----------     ----------
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
   Net investment income ($0.03 and $0.09 per share, respectively)       (54,515)      (212,483)
   Capital gains ($2.40 and $1.67 per share, respectively)            (4,485,774)    (4,082,558)
                                                                     -----------     ----------
   Total distributions                                                (4,540,289)    (4,295,041)
                                                                     -----------     ----------

Capital share transactions:
   Net (decrease) in net assets derived
    from capital share transactions*                                 (11,661,720)   (10,528,835)
                                                                     -----------     ----------
   Total (decrease) in net assets                                    (19,829,597)   (20,312,932)
                                                                     -----------     ----------

--------------------------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------------------------

   Beginning of period                                                61,198,927     81,511,859
                                                                     -----------     ----------
   End of period**                                                   $41,369,329    $61,198,927
                                                                     ===========   ============

==================================================================================================
* Capital share transactions are as follows:

                                                                        Shares         Value
   For the six months ended December 31, 1999                        -----------   ------------
   Shares purchased                                                        6,725       $179,551
   Shares reinvested                                                     159,329      4,295,077
   Shares redeemed                                                      (608,412)   (16,136,349)
                                                                     -----------   ------------
     Net decrease                                                       (442,358)  ($11,661,721)
                                                                     ===========   ============
   For the year ended June 30, 1999
   Shares purchased                                                       92,691    $ 2,689,318
   Shares reinvested                                                     130,052      4,150,518
   Shares redeemed                                                      (607,025)   (17,368,671)
                                                                     -----------   ------------
     Net decrease                                                       (384,282)  ($10,528,835)
                                                                     ===========   ============

** Undistributed net investment income $35,993 & $54,534, respectively

                       See Notes to Financial Statements.

================================================================================
                             Financial Highlights
================================================================================

The Table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                        For the six months
                                                             ended
                                                         December 31, 1999
                                                           (Unaudited)                    Years ended June 30,
                                                            ----------------------------------------------------------------------
                                                                           1999         1998        1997         1996        1995
                                                                          ------       -----       -----        -----       ------
Net asset value, beginning of year                           $ 29.64      $33.28       $31.53      $26.42       $22.92      $20.45
                                                             -------      ------      -------     -------      -------     -------
   INCOME FROM INVESTMENT
    OPERATIONS
   Net Investment income                                       $0.02      $ 0.08       $ 0.09      $ 0.15       $ 0.17      $ 0.22
   Net gains on securities (both
    realized and unrealized)                                   (1.74)      (1.96)        5.41        7.60         5.42        3.77
                                                             -------      ------      -------     -------      -------     -------
   Total from investment operations                            (1.72)      (1.88)        5.50        7.75         5.59        3.99

   LESS DISTRIBUTIONS
   Dividends from net investment
    income                                                     (0.03)      (0.09)       (0.13)      (0.15)       (0.21)      (0.20)
   Distributions from capital gains                            (2.40)      (1.67)       (3.62)      (2.49)       (1.88)      (1.32)
                                                             -------      ------      -------     -------      -------     -------
   Total distributions                                         (2.43)      (1.76)       (3.75)      (2.64)       (2.09)      (1.52)
                                                             -------      ------      -------     -------      -------     -------

Net asset value, end of year                                 $ 25.50      $29.64       $33.28      $31.53       $26.42      $22.92
                                                             =======      ======      =======     =======      =======     =======

Total Return (1)                                               (6.00)%**   (6.03)%      19.40%      32.20%       25.92%      21.11%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
    (in 000's)                                               $41,369     $61,199      $81,512     $66,609      $50,704     $38,506
   Ratio of expenses to average
    assets                                                      2.01%*      1.83%        1.75%       1.82%        1.96%       2.06%
   Ratio of net investment income
    to average net assets                                       0.14%*      0.25%        0.30%       0.54%        0.69%       1.03%
   Portfolio Turnover                                          16.85%      28.14%       28.14%      29.48%       38.97%      42.82%
Average Commission Rate
   Per Share (2)                                               $0.0644     $0.0621      $0.0631     $0.0673       -           -

-----------------------------------------------------------------------------------------------------------------------------------

 *  Annualized
**  Not Annualized

(1) Exclusive of deduction of sales charge on investment.

(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

================================================================================
                         Notes to Financial Statements
                               December 31, 1999
================================================================================

A. Addison Capital Shares, Inc. (the "Fund") was organized as a Maryland corporation on June 4, 1986. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Significant accounting policies relating to the Fund are as follows:

    Security Valuation -- Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last sales price. Securities traded on an exchange or NASDAQ for which there has been no sale on that day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having a maturity of 60 days or less are valued at amortized cost.

    Securities Transactions and Investment Income -- Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders -- Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis.

    Federal Income Taxes -- No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income taxes.

B. Addison Capital Management Company (Addison Capital), a wholly-owned subsidiary of Janney Montgomery Scott LLC (Janney), serves as the Fund's investment adviser. For its services as adviser, Addison Capital receives a fee, computed daily and paid monthly, at an annual rate of .75% of the Fund's first $100 million in average net assets, .50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million.

     PFPC Inc., an indirect subsidiary of PNC Bank Corp., serves as the Fund's administrative and accounting agent. As compensation for these services, PFPC Inc. receives a fee computed daily and paid monthly, at an annual rate of .10% of the Fund's average net assets or $100,000, whichever is greater.

     PFPC Trust Company acts as the Fund's custodian. PFPC Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

   Pursuant to an Underwriting Agreement with the Fund, Janney, a wholly-owned subsidiary of Independence Square Properties, Inc., which is in turn wholly owned by Penn Mutual Life Insurance Company, serves as the Fund's distributor. As compensation for these services, Janney receives a fee from the Fund, computed daily and paid monthly, at an annual rate of .40% of the Fund's average net assets. Janney did not receive brokerage commissions for the six months ended December 31, 1999.

   Under a Services Agreement between the Fund and Janney, Janney will provide office space to the Fund, will supervise performance by PFPC Trust Company and PFPC Inc. of their respective duties, and will respond to shareholders' inquiries for an annual fee equal to .25% of the Fund's average daily net assets.

   If expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, Janney and Addison Capital may reduce their fees on a pro-rata basis to the extent required by such regulations. No such reduction was required for the six months ended December 31, 1999.

================================================================================
                          Notes to Financial Statements
                          December 31, 1999 (Continued)
================================================================================

   Certain officers and directors of the Fund are officers and/or directors of Addison Capital and Janney. The law firm of Morgan, Lewis & Bockius, a member of which is also an officer of the Fund, received $13,105 from the Fund for legal services rendered during the six months ended December 31, 1999.

C. Purchases and sales of securities, other than short-term obligations, aggregated $8,429,016 and $23,893,672, respectively, for the six months ended December 31, 1999.

D. As of July 3, 1995 Fund shares are sold at their net asset value. As of that date all sales charges are eliminated for all Fund share purchases.

E. Effective January 1, 2000 the Funds' Board of Directors has approved Independence Capital Management, Inc. to serve as the Fund's Advisor. Independence Capital Management, Inc. is a wholly own subsidiary of the Penn Mutual Life Insurance Co.

   For its services as adviser, Independence Capital Management, Inc. will receive a fee, computed daily and paid monthly at an annual rate of .75% of the Fund's first $100 million in average net assets, .50% of the next $150 million in average net assets, and .25% of average net assets in excess of $250 million.

Directors & Officers
Rudolph C. Sander
   Chairman of the Board
Richardson T. Merriman
   President & Chief Executive
Margaret M. Healy
   Director                                       [GRAPHIC OMMITTED]
Charles E. Mather, III                           ====================
   Director                                          BUTTONWOOD
William R. Dimeling                              --------------------
   Director                                      CAPITAL APPRECIATION
James Wolitarsky                                 ====================
   Treasurer, Chief Accounting Officer
& Chief Financial Officer
James V. Kelly
   Vice President
Michael R. Patitucci
   Vice President
Charles J. Sullivan
   Vice President
James W. Jennings
   Secretary

Investment Adviser
ADDISON CAPITAL MANAGEMENT CO.
1608 Walnut Street
Philadelphia, PA 19103

Distributor
JANNEY MONTGOMERY SCOTT llc
1801 Market Street                              [GRAPHIC OMMITTED]
Philadelphia, PA 19103

Administrator
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809
                                                Semi-Annual Report
Transfer Agent PFPC, INC.                         to Shareholders
103 Bellevue Parkway                            December 31, 1999
Wilmington, DE 19809